Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Roundhill Video Games ETF (NERD)
(the “Fund”)
September 26, 2025
Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated April 30, 2025, as supplemented

1.Effective September 30, 2025 (the “Effective Date”), the Fund’s investment objective, principal investment strategy and principal risks will change, as discussed in more detail below. On the Effective Date, the Fund will convert from a passively-managed index fund that seeks to track the performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index™ (the “Index”) into an actively managed fund. The Fund’s new actively managed investment strategy will apply substantially identical screens and investment criteria as the Index to provide exposure to equity securities of Video Game Companies (as defined by the Fund). Accordingly, as of the Effective Date:
The Fund’s investment objective in the Prospectus and Summary Prospectus is replaced in its entirety by the following:
The Roundhill Video Games ETF (“Video Games ETF” or the “Fund”) seeks total return.
The Fund’s principal investment strategy in the Prospectus and Summary Prospectus is replaced in its entirety by the following:
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of Video Game Companies.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in Video Games Companies. For purposes of the foregoing policy, Video Game Companies are companies that are economically tied to the Video Games industry, and generally include publishers, developers and distributors of interactive gaming software for console, PC, mobile and cloud platforms, as well as providers of related online gaming services and esports. Many Video Game Companies currently are categorized in the Entertainment Industry, a separate industry within the Communication Services Sector. As such, the Fund expects to have significant exposure to the Entertainment Industry and Communication Services Sector, though this exposure may vary over time.
In seeking to achieve the Fund’s investment objective, the Fund’s adviser, Roundhill Financial, Inc. (the “Adviser”), will construct the portfolio pursuant to its proprietary security selection methodology. Portfolio weights are primarily determined based on each security’s market capitalization, with the Adviser employing an actively managed market capitalization adjustment process designed to limit the overweighting of any single security. Generally, companies in the Fund’s portfolio have a market capitalization of at least $500 million.
The Adviser generally expects to rebalance the weighting of the companies comprising the Fund’s portfolio on at least a quarterly basis. As a result, certain of the companies held by the Fund may have market capitalizations of less than $500 million in between rebalances.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).
The Concentration Risk (and the Entertainment Industry Risk sub-risk), Index Provider Risk, Passive Investment Risk and Tracking Error Risk discussions are hereby deleted from the “Principal Investment

Risks” section in the “Fund Summary” of the Prospectus and Summary Prospectus and the following risks are hereby added to the same section in alphabetical order.
Industry Exposure Risk. The Fund expects to have significant exposure to the Entertainment Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting this industry than a fund that invests its assets in a more diversified manner.
•Entertainment Industry Risk. The Entertainment Industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the Entertainment Industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Entertainment Industry. The Entertainment Industry is a separate industry within the Communication Services Sector.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
The discussion regarding the Index is hereby deleted from the “Additional Information About the Indexes” section in the Prospectus.
The third paragraph in the “Additional Information About the Funds’ - Principal Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:
The Video Games ETF invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in Video Games Companies. For purposes of the foregoing policy, Video Game Companies are companies that are economically tied to the Video Games industry, and generally include publishers, developers and distributors of interactive gaming software for console, PC, mobile and cloud platforms, as well as providers of related online gaming services and esports
The “Video Games ETF” subsection in the “Additional Information About the Funds’ Investment Strategies” section of the Prospectus is hereby deleted. In addition, the last paragraph in this section relating to temporary defensive positions is revised to now also apply to the Fund.
The risk chart in the “Additional Information about the Funds – Principal Investment Risks” section of the Prospectus is updated to reflect that Concentration Risk, Index Provider Risk, Passive Investment Risk and Tracking Error Risk are no longer principal risks of the Fund. The chart is also revised to reflect that Industry Exposure Risk and Management Risk are principal risks of the Fund and the following risk is added beneath the risk chart in alphabetical order:
Industry Exposure Risk. The Fund expects to have significant exposure to the Entertainment Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting this industry than a fund that invests its assets in a more diversified manner.
•Entertainment Industry Risk. The Entertainment Industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the Entertainment Industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Entertainment Industry. The Entertainment Industry is a separate industry within the Communication Services Sector.
The changes to the Fund’s investment objective, principal investment strategy, and principal risks are not expected to have a material impact on the Fund’s holdings or to affect the Fund’s fees and expenses.
2.Effective September 30, 2025, the Fund will transfer its primary listing to the Cboe BZX Exchange, Inc. and will no longer be listed on the NASDAQ Stock Market, LLC. As of the Effective Date, all references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NASDAQ Stock Market, LLC are hereby changed to refer to the Cboe BZX Exchange, Inc.

Please retain this Supplement with your Summary Prospectus,
Prospectus, and SAI for future reference.

3